SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 27, 1998
               (Date of Report - date of earliest event reported)


                           Legal Research Center, Inc.
               (Exact name of registrant as specified in charter)


Minnesota                             0-26548                         41-1680384
(State or other                     (Commission                    (IRS Employer
jurisdiction of                     file number)             Identification No.)
incorporation)


700 Midland Square Building
331 Second Avenue South
Minneapolis, Minnesota                                                     55401
(Address of principal executive offices)                              (Zip Code)

                                 (612) 332-4950
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective as of February 27, 1998, the Registrant engaged as its principal accounting firm Lurie, Besikof, Lapidus & Co., LLP.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 4, 1998.

                                        LEGAL RESEARCH CENTER, INC.



                                        By  /s/ Christopher R. Ljungkull
                                            ---------------------------------
                                            Christopher R. Ljungkull,
                                            Chief Executive Officer